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                                                                    EXHIBIT 23.1



                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our reports dated February 18, 1999 except for Note 15, as to which the date is April 29, 1999, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-72667) and related Prospectus of MapQuest.com, Inc.


                                                   Ernst & Young LLP


Harrisburg, Pennsylvania
April 29, 1999